UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 28, 2015

IMAGENETIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-24138-D	87-0463772
(State of Other Jurisidiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

10845 Rancho Bernardo Road, Suite 105 San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

(858) 674-8455
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015, the Company made the following changes to its Board of Directors and Executive Officer positions:

William Spencer was released as Chairman of the Board, President and Chief Executive Officer and appointed Chief Technology Officer;

Decky Goodrich was appointed President and Chief Executive Officer;

Robert Dennis was elected to be Chairman of the Board;

Wayne Opperman was elected to be Vice-Chairman of the Board; and

Lowell Giffhorn was appointed as Secretary and retained his position as Chief Financial Officer.

In addition, on October 29, 2015, the Company accepted the resignation of William Toomey as a member of the Board of Directors.

Section 8 – Other Events

Item 8.01 Other Events.

The Company is filing, concurrent with the filing of this Form 8K, a Form 15 – Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENETIX, INC.
By:	/s/ LOWELL W. GIFFHORN
Lowell W. Giffhorn
Chief Financial Officer

Dated: November 2, 2015